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                     U.S. SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 18, 1997
                               (October 3, 1997)


                           Commission File No. 0-11772


                              NU-TECH BIO-MED, INC.
             (Exact name of registrant as specified in its charter)


                     Delaware                             25-1411971
            (State or other jurisdiction of    (IRS Employer Identification No.)
            incorporation of organization)


  476 Main Street, Wakefield, Rhode Island                  02879
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (401)789-9995


                  55 Access Road, Warwick, Rhode Island, 02886
         Former name or former address, if changed since last report.)


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                       Index to Current Report on Form 8-K
                            of Nu-Tech Bio-Med, Inc.
                                December 18, 1997


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Item                                                                        Page
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Item 7.        Financial Statements, Pro Forma Financial Information          3
               and Exhibits

               Signatures                                                     4


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        On October 20, 1997, Nu-Tech Bio-Med, Inc., the Registrant, filed a current report on Form 8-K with respect to the acquisition by the Registrant of a 52.6% interest in Physicians Clinical Laboratory, Inc. ("PCL"), located in the State of California. As permitted by Item 7 of Form 8-K, such Form 8-K was filed without the required financial statements and pro forma financial information as it was impractical to do so at that time. This current report on Form 8-K/A provides such required financial statements, pro forma financial information and exhibits.

               a.     Financial Statements of Businesses Acquired.

                       The required Financial Statements for ("PCL") are
               attached hereto as Exhibit 99.1 (Audited Financial Statements for the year ended February 28, 1997, together with report of independent accountants) and Exhibit 99.2 (Unaudited Financial Statements for the six month period ended August 31, 1997).

               b.     Pro Forma Financial Information.

                      The required pro forma financial information for the
               Registrant is attached hereto as Exhibit 99.3 (Unaudited Pro Forma Combined Balance Sheet and Unaudited Pro Forma Combined Statements of Operation for the nine-month period ended September 30, 1997, and year ended December 31, 1996).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 18, 1997                      NU-TECH BIO-MED, INC.

                                       By: /s/ J. Marvin Feigenbaum
                                           ---------------------------------
                                           J. Marvin Feigenbaum
                                           Chairman of the Board,
                                           President, Chief Executive and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

        Exhibit No.                         Description

           99.1 Audited Financial Statements for the year ended February 28, 1997, together with report of independent accountants

           99.2 Unaudited Financial Statements for the six month period ended August 31, 1997

           99.3 Pro Forma Combined Balance Sheet and Statement of Operations of Nu-Tech Bio-Med, Inc.